                                                                    EXHIBIT 10.4


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (this "Agreement") is made as of December 5, 1997, by and among United International Holdings Inc., a Delaware corporation ("UIH"), Belmarken Holding B.V., a company incorporated under the laws of the Kingdom of the Netherlands ("Borrower"), and The Toronto-Dominion Bank as the Security Trustee (the "Security Trustee").

     WHEREAS, by a Loan Agreement dated December 5, 1997, (the "Loan Agreement") between Borrower, The Toronto-Dominion Bank and Toronto-Dominion Capital (USA), Inc. as Arrangers, Cable Network Netherlands Holding B.V., Binan Investments B.V. and Stipdon Investments B.V. (collectively the "Guarantors"), the banks and financial institutions listed in part A of schedule 1 thereto (the "Banks"), The Toronto-Dominion Bank as Agent and The Toronto-Dominion Bank as Security Trustee, the Banks have agreed, according to their several obligations, upon the terms and conditions therein contained, to make available to Borrower, under the guarantee of the Guarantors, a term loan facility of up to $125,000,000.

     WHEREAS, Borrower is an indirect subsidiary of UIH;

     WHEREAS, Borrower owns 3,169,151 shares (the "Shares") of the issued and outstanding Class A Common Stock of UIH (the "Common Shares"), which Shares are the subject of a security interest granted pursuant to a Pledge Agreement from Borrower to the Security Trustee dated December __, 1997 (the "Pledge");

     WHEREAS, Borrower, Guarantors, the Security Trustee and other parties are parties to a Security Trust Deed (the "Deed") dated December 5, 1997 pursuant to which the Security Trustee holds the Trustee Security Documents (as defined therein) on trust for the Beneficiaries (as defined therein);

     WHEREAS, in consideration of the term loan facility to be made available by the Banks to Borrower pursuant to the Loan Agreement, UIH has agreed upon the terms and conditions set forth herein to register the Shares for sale upon demand of the Security Trustee or any transferee of the Shares.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged, the parties to this Agreement hereby agree as follows:

     1.  Required Registration.  Upon the receipt by UIH from any Holder (which
         ---------------------
term includes the Security Trustee and any transferee of the Shares pursuant to
Section 7 hereof) of a written request (a "Request") for the registration of the Shares, UIH shall prepare and file a registration statement on Form S-1 [or such other form as may then be used to register the sale of the Shares after a default by Borrower under the Loan Documents (as hereinafter defined)] with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), covering the sale of the Shares under the 1933 Act. UIH shall not, without the prior written consent of such Holder, include any of its other securities in such registration or effect any other registration of securities the same as or similar to the Shares by UIH for its own account (other than on Form S-4 or Form S-8) during the period commencing upon the date such registration statement becomes effective and ending on the earlier of 120 days following such effective date or the date on which all Shares included in such registration statement have been sold. The Company shall not be obligated to effect more than three registrations pursuant to this Section 1; provided, however, that a registration
                                          --------  -------
shall not count as one of the three demand registrations under this Section 1 until the registration statement covering all of the Shares included in the Request has been declared or ordered effective.

     2.  Registration Procedures.  If and whenever UIH is required by any
         -----------------------
Holder (an "Initiating Holder") pursuant to the provisions of Section 1 or
Section 3 hereof to effect the registration of the Shares under the 1933 Act, UIH will:

         a. prepare and file with the SEC within 30 days of UIH's receipt of a Request, a registration statement with respect to the Shares, and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter but in any event within 90 days of UIH's receipt of the Request;

         b. promptly prepare and file with the SEC such post-effective amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective until the earlier of (i) the date on which all Shares covered by such registration statement have been sold, or (ii) 120 days after the effective date of such registration statement;

         c. use its best efforts to register or qualify the Shares for sale under such other securities or blue sky laws of such states as the Initiating Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or desirable to enable the Initiating Holder to consummate the disposition of the Shares in such states; provided, however, that
                                                         --------  -------
UIH will not be required to (i) qualify generally to do business in any state where it would not otherwise be required to qualify but for this Section 2c,
(ii) subject itself to taxation in any such state, or (iii) consent to general service of process in any such state;

         d. furnish to the Initiating Holder and to the underwriters of the Shares a reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as the Initiating Holder or underwriters may reasonably request in order to facilitate the public offering of the Shares;

         e. notify the Initiating Holder promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         f. notify the Initiating Holder promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

         g. prepare and file with the SEC, promptly upon the request of the Initiating Holder any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Initiating Holder are required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of the Shares by the Initiating Holder;

         h. prepare and promptly file with the SEC, and promptly notify the Initiating Holder of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statement therein, in the light of the circumstances in which they were made, not misleading;

         i. advise the Initiating Holder promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         j. at least three days prior to the filing of any amendment or supplement to such registration statement or prospectus, furnish copies thereof to the Initiating Holder and refrain from filing any such amendment or supplement to which the Initiating Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules and regulations thereunder, unless in the opinion of counsel for UIH the filing of such amendment or supplement is reasonably necessary to protect UIH from any liabilities under any applicable federal or state law and such filing will not violate applicable law;

         k. upon request of the Initiating Holder, enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Initiating Holder may reasonably request to facilitate the disposition of the Shares;

         l. at the request of the Initiating Holder, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel for UIH addressed to the underwriters, if any, opining as to such matters as may be reasonably agreed to by such underwriters and UIH; and (ii) a "comfort" letter or letters from the independent certified public accountants of UIH, addressed to the underwriters, if any, covering such matters as such underwriters reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the 1933 Act and that in the opinion of such accountants the financial statements and other financial data of the UIH included in the registration statement or any amendment or supplement thereto comply in all material respect with the applicable accounting requirements of the 1933 Act;

         m. make available for inspection by the Initiating Holder, any underwriter participating in the disposition of the Shares pursuant to such registration statement and any attorney, accountant or other agent retained by the Initiating Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of UIH, and cause UIH's officers, directors, employees and independent accountants to supply all information reasonably requested by the Initiating Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement;

         n.  cause the Shares to be listed on the NASDAQ National Market; and

         o. otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of UIH's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder.

     3.  Company Registration.
         --------------------

         a.  Notice of Registration.  If at any time or from time to time the
             ----------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans; or (ii) a registration relating solely to a transaction subject to Rule 145 under the 1933 Act, the Company will:

             i.  promptly give to each Holder written notice thereof; and

             ii. subject to the provisions of Sections 3b, c, d and e below, include in such registration (and any related qualification under Blue Sky laws or other compliance) and in any underwriting involved therein all the Shares specified in a written request or requests made within 20 days after receipt of such written notice from the Company by any Holder.

         b.  Underwriting.  If the registration of which the Company gives
             ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3a.i. In such event the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Shares in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Shares to be included in such registration. The Company shall advise all Holders and other holders distributing their securities through such underwriting of any such limitation; and the number of the shares that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of the Shares held by such Holders and securities of the Company held by such other holders at the time of filing the registration statement in accordance with paragraphs d and e below. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting, in the event that such underwriting represents the initial underwritten public offering of the Company's securities, shall be withdrawn from such registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto or such other shorter period of time as the underwriters may require.

         c.  Right to Terminate Registration.  The Company shall have the right
             -------------------------------
to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration, whether or not any Holder has elected to include Shares in such registration.

         d.  Priority on Primary Registrations.  If a registration under Section
             ---------------------------------
3 is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, pro rata among the holders of registration rights pursuant to the
        --- ----
present terms of agreements between such holders and the Company in existence as of the date hereof, on the basis of the number of shares requested to be registered by such holders and (iii) third, pro rata among the Holders of the
                                            --- ----
Shares, on the basis of the number of Shares requested to be registered by Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or other such holder to the nearest one hundred (100) shares.

         e.  Priority on Secondary Registration.  If a registration under
             ----------------------------------
Section 3 is an underwritten secondary registration on behalf of holders of the Company's securities other than Holders of the Shares, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the

Company shall include in such registration (i) in the event such registration is pursuant to a demand by the holders of registration rights pursuant to agreements between such holders and the Company as in existence as of the date hereof, pro rata among the (a) first, the securities requested to be included
        --- ----
therein by such other holders requesting such registration, (b) second, the Shares requested to be included therein by the Holders,(c) third, securities requested to be included in such registration by the Company, and (d) fourth, other securities requested to be included in such registration by other security holders seeking to include securities in such registration.

     4.  Right to Sell the Shares.  UIH, Borrower and the Security Trustee
         ------------------------
agree that the rights of the Security Trustee and the Beneficiaries to require the sale of the Shares pursuant to a registration statement under the 1933 Act filed pursuant to the terms of this Agreement and how the net proceeds from any such sale are to be applied shall be as provided in the Loan Agreement, Pledge, Deed and other agreements or instruments executed in connection therewith (collectively the "Loan Documents"). The rights of any Holder who acquires some or all of the Shares from the Security Trustee shall not be subject to any provisions of the Loan Documents.

     5.  Expenses.  With respect to a registration requested pursuant to Section
         --------
 1 or Section 3 hereof, UIH and Borrower shall be jointly and severally responsible for payment of all fees, costs and expenses of such registration, including but not limited to the following fees, costs and expenses, all registration, filing, and stock exchange or NASDAQ fees, printing expenses, fees and disbursements of counsel and accountants for UIH, fees and disbursements of other Persons retained by UIH, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any states in which the Shares are to be registered or qualified, and the reasonable fees and disbursements of counsel for the Initiating Holder. All underwriting discounts and commissions with respect to any Shares sold pursuant to such registration shall be paid solely by Borrower.

     6.  Indemnification.
         ---------------

         a. By UIH. UIH shall indemnify and hold harmless the Security Trustee, the Beneficiaries, any Initiating Holder and any underwriter (as defined in the 1933 Act) for the Security Trustee, the Beneficiaries, or any Initiating Holder, and each Person, if any, who controls the Security Trustee, the Beneficiaries, any Initiating Holder, or such underwriter within the meaning of the 1933 Act, from and against any and all loss, damage, liability or claims, to which the Security Trustee, the Beneficiaries, any Initiating Holder or any such underwriter or controlling Person becomes subject under the 1933 Act or otherwise, and subject to the provisions of paragraph c hereof to reimburse them, from time to time upon request, for any legal or other costs or expenses reasonably incurred by them in connection with investigating any claims or defending any actions (as provided in paragraph c hereof), insofar as such losses, damages, liabilities, claims, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that UIH will not be liable in any such case to
            --------  -------
the extent that any such loss damage, liability, claim, cost or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission (other than a statement or omission about UIH) made in conformity with information furnished by the Security Trustee, the Beneficiaries, or any Initiating Holder in writing specifically for use in the preparation of a registration statement or (ii) the failure of the Security Trustee, the Beneficiaries or any Initiating Holder to deliver a copy of the registration statement, prospectus or any amendments or supplements thereto after UIH has furnished them with sufficient copies of the same. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liabilities are incurred.

         b. By the Security Trustee, the Beneficiaries, and any Initiating Holder. Each of the Security Trustee, the Beneficiaries and any Initiating Holder will indemnify and hold harmless UIH, and each Person, if any, who controls UIH, from and against any and all loss, damage, liability or claim, to which UIH or any controlling Person becomes subject under the 1933 Act or otherwise and to reimburse them, from time to time upon request, for any legal or other costs or expenses reasonably incurred by them in connection with investigating any claims or defending any actions, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such party specifically for use in the preparation of such registration statement.

         c. Notice. Promptly after receipt by an indemnified party pursuant to the provisions of paragraph a or b of this Section 6 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provision, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph a or b, promptly notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided,
                                                                      --------
however, if the defendants in any action include both the indemnified party and
-------
the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties; provided, however, that UIH's obligation under paragraph a of this
            --------  -------
Section 6 to reimburse any such indemnified party or parties for legal costs and expenses shall be limited to the reasonable legal costs and expenses of one such separate counsel. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph a or b for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         d. Contribution. If for any reason the indemnification provided for in paragraphs a and b is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by such paragraphs, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that, in any such case, neither the
                          --------  -------
Security Trustee, the Beneficiaries or any Initiating Holder will be required to contribute any amount in excess of the sales price of all such Shares sold by or on its behalf pursuant to such registration statement.

     Promptly after receipt by the Security Trustee, the Beneficiaries or any Initiating Holder of notice of the commencement of any action, suit or proceeding in connection with a public offering of the Shares, such Security Trustee, the Beneficiaries or any Initiating Holder will, if a claim for contribution in respect thereof is able to be made against another party, notify the contributing party of the commencement thereof. The omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution under the 1933 Act. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.

     7.  Transfer of Registration Rights.  The respective registration rights
         -------------------------------
and related obligations provided to the Security Trustee herein may be assigned (a "Transfer") by the Security Trustee, to any Person that acquires some or all of the Shares in connection with the exercise by the Security Trustee and the Beneficiaries of their rights under the Loan Documents; provided, however, that
                                                        --------  -------
(a) UIH shall be given written notice by the transferor thereof at the time of such transfer stating the name and address of the transferee and identifying the Shares with regard to which such rights are being transferred, (b) the transferee shall agree in writing to assume the obligations of the transferor hereunder and (c) the registration rights and related obligations may not be transferred with any Shares sold in a registered offering.

     8.  Duty to Provide Information.  In the event the any Initiating Holder
         ---------------------------
requests a registration of Shares, the Initiating Holder shall provide all such information and materials and shall take all such actions as may be reasonably required in order to permit UIH to comply with all applicable requirements of the SEC and applicable state securities laws, and to obtain any desired acceleration of the effective date of such registration statement.
Specifically, UIH may require the Initiating Holder to furnish UIH with such information regarding the Initiating Holder and the distribution of the Shares as UIH may from time to time reasonably request in writing and as shall be required by law or the SEC.

     9.  Rule 144 Reporting.  With a view to making available the benefits of
         ------------------
certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, UIH agrees to:

         a. Keep public information available, as those term are understood and defined in Rule 144 under the 1933 Act, at all times;

         b. Use its best efforts to file with the SEC in a timely manner all reports and other documents required of UIH under the Securities Exchange Act of 1934 (the "1934 Act"); and

         c. Furnish to the Security Trustee and any other Holder(s), forthwith upon request, a written statement by UIH as to its compliance with the reporting requirements of the 1934 Act, a copy of the most recent annual or quarterly report of UIH, and such other reports and documents so filed as the Security Trustee and any other Holder(s) may reasonably request in availing themselves of any rule or regulation of the SEC allowing the Shares to be sold without registration.

     10.  Granting of Registration Rights.  UIH shall not, without the prior
          -------------------------------
written consent of the Security Trustee or following any Transfer, from Holders of a majority of the Shares, enter into any agreement after the date hereof granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted to Holders hereunder.

     11.  Remedies.  The UIH recognizes and agrees that if UIH fails to comply
          --------
with its obligations under this Agreement, the Security Trustee may not have an adequate remedy at law. Such failure will cause the Security Trustee irreparable harm for which there may be no adequate remedy at law, and UIH hereby consents to the issuance of an injunction in favor of the Security Trustee by any court of competent jurisdiction. The right of the Security Trustee to obtain an injunction hereunder shall not be considered a waiver of any right on the part of the Security Trustee to recover damages and to assert any other claims for remedies which the Security Trustee may have at law or in equity. UIH agrees to bear any expenses incurred by the Security Trustee including reasonable attorneys fees, in enforcing its rights under this Agreement.

     12.  Notice of Misleading Prospectus.  UIH shall immediately notify the
          -------------------------------
Security Trustee or any Initiating Holder during any time when a registration statement relating to the Shares is effective under the 1933 Act of the happening of any event which comes to UIH's attention if as a result of such event the prospectus included in such registration statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, and UIH shall promptly prepare and furnish to such holders, and file with the SEC a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     13.  No Distribution of Misleading Prospectus.  Each Holder of Shares that
          ----------------------------------------
are included in a registration statement pursuant to this Agreement shall upon receipt of any notice from UIH of the happening of any event described in
Section 11, such Holders will forthwith discontinue disposition of its Shares pursuant to the registration statement covering such Shares until such Holder receives copies of the supplemented or amended prospectus contemplated by
Section 12, and if so directed by UIH, such Holder will deliver to UIH (at UIH's expense) all copies (including, without limitation, any and all drafts), other than permanent file copies, then in such Holders' possession, of the prospectus covering such Shares current at the time of receipt of such notice.

     14.  Covenant to Cooperate.  Borrower agrees to take such actions and
          ---------------------
execute such documents as may be deemed necessary or desirable by the Security Trustee or any Initiating Holder to effect the registration of the Shares pursuant to this Agreement.

     15.  Termination of Registration Rights.  The registration rights granted
          ----------------------------------
under Section 1 and Section 3 shall terminate upon the earlier of (i) the date on which all of the Shares have been sold pursuant to an effective registration statement under the 1933 Act or (ii) the date which is two years after the date of the first transfer of any of the Shares pursuant to the exercise by the Security Trustee and the Beneficiaries of their rights under the Loan Documents in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act; or (iii) if there has been no Transfer of any of the Shares in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act, the date on which Borrower has paid in full all amounts owed by it and Borrower and Guarantors have satisfied completely all of their obligations under the Loan Documents.

     16.  Definition of Person.  For purposes of this Agreement, the term
          --------------------
"Person" shall mean an individual, partnership, limited liability company, joint venture, trust or other entity or unincorporated organization.

     17.  The Deed.  The Borrower and the Security Trustee hereby acknowledge
          --------
that the covenants contained in this Agreement and the security and other rights, titles and interests constituted by this Agreement and the Secured Assets (as defined in the Deed) and all other moneys, property and assets paid to the Security Trustee or held by the Security Trustee pursuant to or in connection with this Agreement are held by the Security Trustee subject to and on the terms of the trusts declared in the Deed.

     18.  Miscellaneous.
          -------------

          a.  Waivers and Amendments.  This Agreement may be amended or
              ----------------------
modified in whole or in part only by a writing which makes reference to this Agreement executed by UIH, Borrower and the Security Trustee. The obligations of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party claimed to have given the waiver; provided, however, that any waiver by
                                        --------  -------
any party of any violation of, breach of, or default under any provision of this Agreement or any other agreement provided for herein shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreement provided for herein.

         b.  Entire Agreement.  This Agreement sets forth the entire
             ----------------
understanding of the parties hereto and supersedes all prior contracts, agreements, arrangements, communications, discussions, representations, and warranties, whether oral or written, among the parties with respect to the subject matter hereof.

         c.  Governing Law.  This Agreement shall in all respects be governed
             -------------
by and construed in accordance with the internal substantive laws of the State of Colorado without giving effect to the principles of conflicts of law thereof.

         d.  Notices.  Any notice, request or other communication required or
             -------
permitted hereunder shall be in writing and be deemed to have been duly given if personally delivered or five business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at their respective addresses set forth below.

     If to UIH:

     United International Holdings, Inc.
     4643 South Ulster Street
     Suite 1300
     Denver, CO  80237
     Attention:  Chief Financial Officer

          with a copy to:

     Garth B. Jensen, Esq.
     Holme Roberts & Owen LLP
     1700 Lincoln Street
     Suite 4100
     Denver, CO  80203

     If to Borrower:

     Fred Roeskestraat 123
     PO Box 74763
     1070 BT Amsterdam
     Attention: _________________


     If to the Security Trustee:

     Triton Court
     14/18 Finsbury Square
     London EC2A 1DB
     Attention:  Manager, Loan Agency

          with a copy to:

               Triton Court
               14/18 Finsbury Square
               London EC2A 1DB
               Attention:  Director, Communications Finance


Any party by written notice to the others may change the address of the persons to whom notices or copies thereof shall be directed.

         e.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

         f.  Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower and UIH may not assign or transfer their rights hereunder without the prior written consent of the Security Trustee. The Security Trustee shall be entitled to assign all or a portion of its rights, benefits and obligations hereunder to any Person that acquires all or a portion of the Shares pursuant to the exercise by the Security Trustee and the Beneficiaries of their rights under the Loan Documents.

         g.  Third Parties.  Nothing expressed or implied in this Agreement is
             -------------
intended, or shall be construed, to confer upon or given any Person other than the parties hereto any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed, or have caused their duly authorized representatives to execute, this Registration Rights Agreement as of the date first written above.

                              UNITED INTERNATIONAL HOLDINGS INC.


                              By: /s/ J. TIMOTHY BRYAN
                                 ---------------------------------------
                                 Name: J. Timothy Bryan
                                 ---------------------------------------
                                 Title: Chief Financial Officer
                                 ---------------------------------------

                              BELMARKEN HOLDING B.V.


                              By: /s/ STEVE BUTLER
                                 ---------------------------------------
                                 Name: Steve Butler
                                      ----------------------------------
                                 Title:
                                       ---------------------------------


                              THE TORONTO-DOMINION BANK AS THE SECURITY TRUSTEE


                              By: /s/ DAVID FRENCH
                                 ---------------------------------------
                                 Name: David French
                                      ----------------------------------
                                 Title:
                                       ---------------------------------



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